                                                                      Exhibit 99

FOR IMMEDIATE RELEASE:


                 CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS
                                FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended September 30, 2006, CNB had consolidated net income of $629,000, or $1.37 per share as compared to $705,000, or $1.54 per share for the three months ended September 30, 2005. For the nine months ended September 30, 2006, CNB has consolidated net income of $1.9 million, or $4.12 per share compared to $1.8 million, or $4.00 per share for the nine months ended September 30, 2005.

     CNB, with total assets at September 30, 2006 of $277.6 million, has two full service offices and ATMs in Berkeley Springs, West Virginia. The Bank has three full service branch offices and ATMs in Berkeley County, West Virginia. Our Berkeley County office locations are in Hedgesville, south Martinsburg, and our newest branch in Falling Waters, West Virginia. The Bank also has a full service branch office and ATM located in Hancock, Maryland.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2006 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                            -- financials follow --

               CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                        SEPTEMBER 30,         DECEMBER 31,
                                 ASSETS                                      2006                 2005
                                                                        -------------         -------------
                                                                         (Unaudited)            (Audited)

Cash and due from banks ............................................    $   7,629,172         $  10,085,252
Federal funds sold .................................................           46,000                38,000
Securities available for sale
   (at approximate market value) ...................................       58,478,031            55,194,216
Federal Home Loan Bank stock, at cost ..............................        2,148,500             1,669,900
Federal Reserve Bank stock, at cost ................................          138,650               138,650
Loans and lease receivable, net ....................................      197,556,214           180,207,390
Accrued interest receivable ........................................        1,343,526             1,230,777
Premises and equipment, net ........................................        6,365,431             6,601,463
Deferred income taxes ..............................................        1,237,101             1,159,595
Cash surrender value of life insurance .............................        1,392,409             1,279,690
Intangible assets ..................................................          525,057               620,593
Other assets .......................................................          716,351               727,896
                                                                        -------------         -------------
         TOTAL ASSETS ..............................................    $ 277,576,442         $ 258,953,422
                                                                        =============         =============

                  LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
   Deposits:
        Demand .....................................................    $  43,123,638         $  42,669,886
        Interest-bearing demand ....................................       50,790,494            54,900,737
        Savings ....................................................       30,018,494            32,342,957
        Time, $100,000 and over ....................................       35,249,738            30,659,767
        Other time .................................................       69,291,418            58,715,079
                                                                        -------------         -------------
.....................................................................    $ 228,473,782         $ 219,288,426
   Accrued interest payable ........................................          935,817               611,512
   FHLB borrowings .................................................       25,120,000            17,800,000
   Accrued expenses and other liabilities ..........................        2,332,917             2,245,443
                                                                        -------------         -------------
         TOTAL LIABILITIES .........................................    $ 256,862,516         $ 239,945,381
                                                                        =============         =============
SHAREHOLDERS' EQUITY
   Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding .......................   $     458,048         $     458,048
   Capital surplus ..................................................       4,163,592             4,163,592
   Retained earnings ................................................      17,339,592            15,658,134
   Accumulated other comprehensive income ...........................      (1,247,306)           (1,271,733)
                                                                        -------------         -------------

         TOTAL SHAREHOLDERS' EQUITY .................................   $  20,713,926         $  19,008,041
                                                                        -------------         -------------
         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .................   $ 277,576,442         $ 258,953,422
                                                                        =============         =============

The Notes to Consolidated Financial Statements are an integral part of these statements.

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                            THREE MONTHS ENDED             NINE MONTHS ENDED
                                                               SEPTEMBER 30,                   SEPTEMBER 30,
                                                        ----------------------------    ----------------------------
                                                             2006             2005           2006           2005
                                                        ------------    ------------    ------------   -------------
INTEREST INCOME
   Interest and fees on loans .......................   $  3,471,261    $  2,898,827    $  9,829,831   $  8,094,536
   Interest and dividends on securities
      U.S. Government agencies and
         corporations ...............................        427,750         359,207       1,202,931      1,106,544
      Mortgage backed securities ....................        123,720          87,851         330,416        262,412
      State and political subdivisions ..............        102,477         100,868         303,348        318,321
      Other .........................................         27,507           6,176          70,740         25,608
   Interest on federal funds sold ...................            311           1,323           1,065          1,965
                                                        ------------    ------------    ------------   -------------
                                                        $  4,153,026    $  3,454,252    $ 11,738,331   $  9,809,386
                                                        ------------    ------------    ------------   -------------
INTEREST EXPENSE
   Interest on interest bearing demand, .............   $  1,401,742    $    910,214    $  3,777,262   $  2,514,430
     savings and time deposits
   Interest on FHLB borrowings ......................        324,246          94,032         692,812        186,004
                                                        ------------    ------------    ------------   -------------
                                                        $  1,725,988    $  1,004,246    $  4,470,074   $  2,700,434
                                                        ------------    ------------    ------------   -------------
           NET INTEREST INCOME ......................   $  2,427,038    $  2,450,006    $  7,268,257   $  7,108,952

PROVISION FOR LOAN LOSSES ...........................         44,500          72,000         231,000        280,000
                                                        ------------    ------------    ------------   -------------

           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES ............   $  2,382,538    $  2,378,006    $  7,037,257   $  6,828,952
                                                        ------------    ------------    ------------   -------------

NONINTEREST INCOME
   Service charges on deposit accounts ..............   $    317,854    $    325,592    $    928,466   $    894,980
   Other service charges, commissions
      and fees ......................................        168,548         149,318         488,040        415,418
   Insurance commissions ............................           --            35,986            --          114,027
   Other operating income ...........................         14,710          13,285          49,003         47,109
   Income from title company ........................          4,889           7,041          15,929         22,278
                                                        ------------    ------------    ------------   -------------
                                                        $    506,001    $    531,222    $  1,481,438   $  1,493,812
                                                        ------------    ------------    ------------   -------------
NONINTEREST EXPENSES
   Salaries .........................................   $    754,698    $    784,523    $  2,261,904   $  2,256,248
   Employee benefits ................................        305,337         273,119         943,177        807,287
   Occupancy of premises ............................        126,756         118,338         373,244        318,755
   Furniture and equipment expense ..................        199,401         235,326         614,088        665,481
   Other operating expenses .........................        486,636         480,921       1,517,506      1,541,202
   Net (gain) loss on sale of securities ............           --            (2,948)         40,741         (2,374)
   Net loss on disposal of premises and equipment ...           --              --            19,756           --
                                                        ------------    ------------    ------------   -------------
                                                        $  1,872,828    $  1,889,279    $  5,770,416   $  5,586,599
                                                        ------------    ------------    ------------   -------------
           INCOME FROM CONTINUING OPERATIONS
               BEFORE INCOME TAXES ..................   $  1,015,711    $  1,019,949    $  2,748,279   $  2,736,165
PROVISION FOR INCOME TAXES ..........................        386,187         314,452         941,008        903,087
                                                        ------------    ------------    ------------   -------------
           INCOME FROM CONTINUING OPERATIONS .......   $    629,524    $    705,497    $  1,807,271   $  1,833,078
                                                        ------------    ------------    ------------   -------------
                       DISCONTINUED OPERATIONS
           NET RESULTS FROM DISCONTINUED OPERATIONS
               OF CNB INSURANCE SERVICES, INC
               BEFORE INCOME TAXES ..................   $        (58)   $       --      $    123,805   $       --

PROVISION FOR INCOME TAXES ..........................   $       --      $       --      $     43,497   $       --
           NET RESULTS ON DISCOUNTINUED OPERATIONS...   $        (58)   $       --      $     80,308   $       --
                                                        ------------    ------------    ------------   -------------
           NET INCOME ...............................   $    629,466    $    705,497    $  1,887,579   $  1,833,078
                                                        ------------    ------------    ------------   -------------

BASIC EARNINGS PER SHARE ............................   $       1.37    $       1.54    $       4.12   $       4.00
                                                        ============    ============    ============   ============

The Notes to Consolidated Financial Statements are an integral part of these statements.